                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
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    SUPPLEMENT DATED MARCH 30, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2004

The information in this Supplement contains new and additional information beyond that contained in the Prospectus of the Wilmington Municipal Bond Portfolio (the "Portfolio"), and amends corresponding information in that Prospectus.

Effective immediately, the Portfolio will compare its performance to the Lehman Short/Intermediate Municipal Index (the "Short/Intermediate Index") instead of the Lehman Quality Intermediate Municipal Index. Rodney Square Management Corporation, the Portfolio's investment adviser, believes that the Short/Intermediate Index represents a more appropriate comparator in light of the Short/Intermediate Index's constituent securities and construction methodology, and the Portfolio's investment strategy and holdings characteristics. Accordingly, the first sentence of the first paragraph under the heading "Wilmington Municipal Bond Portfolio" on page 9 of the Prospectus is hereby deleted and replaced with the following sentence:

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for the one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance.

Additionally, the Average Annual Total Returns Table on page 9 of the Prospectus is hereby deleted and replaced with the following:

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003              1 Year   5 Years    10 years
----------------------------------------------------              ------   -------    --------
Municipal Bond Portfolio Return Before Taxes                       3.45%     4.66%       4.83%
Return After Taxes on Distributions (1)                            3.40%     4.60%       4.79%
Return After Taxes on Distributions and Sales of Shares (1)        3.32%     4.53%       4.73%
Lehman Short/Intermediate Municipal Index (2)                      4.09%     5.31%       5.35%
Lehman Quality Intermediate Municipal Index (3)                    4.64%     5.61%       5.58%

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(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after the Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks the performance for investment grade municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal.

(3) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding capital.